Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated August 10, 2011 to
Nationwide Destination Navigator prospectus dated June 23, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The following sentence is added under “Washington” in “Appendix D: State Variations” of your prospectus:

The Fixed Account is not available.